Exhibit 10.9
Exhibit 10.10
FRO PROSPECT
ASSIGNMENT OF OIL AND GAS LEASES
This Assignment of Oil and Gas Leases is by and between Caza Energy LLC, a New Mexico limited liability company, with a mailing address of P.O. Box 1767, Artesia, New Mexico 88211 (“Assignor”), and COG OIL & GAS LP, with a mailing address of 550 West Texas, Suite 1300, Midland, TX 79701 (“Assignee”).
Assignor, for valuable consideration paid to Assignor by Assignee, the receipt and sufficiency of which is hereby acknowledged, does hereby grant, bargain, sell, convey and assign, set over and deliver unto Assignee, its heirs, successors and assigns the specific interest set-out for the Oil and Gas Leases described in Exhibit “A,” insofar and only insofar as said leases cover the lands, depths and interests specified in Exhibit “A,” without any express or implied warranties of title, merchantability, or fitness for a particular purpose.
The interests assigned herein are subject to the following:
(a) All royalty, overriding royalty and other lease burdens, if any, of record in Chaves County, New Mexico or Eddy County, New Mexico, to the extent of the interests assigned herein;
(b) All of the terms and provisions contained in the assigned leases.
EXECUTED, this 20th day of April 2006, but effective as of March 1, 2006.
CAZA ENERGY LLC
/s/ Ronald W. Lanniing —— Ronald W. Lanniing, Attorney Fact
STATE OF NEW MEXICO §
COUNTY OF EDDY §
The foregoing instrument was acknowledged before me this 18th day of April, 2006 by Ronald W. Lanning, Attorney in Fact for Caza Energy LLC, a New Mexico limited liability company. My Commission Expires: June 6. 2009 /s/ Doneta Hopper —— Notary Public

EXHIBIT “A”
Attached to and made a part of that certain Assignment of Oil and Gas Leases dated April 20, 2006 but effective rch 1, 2006 from Caza Energy LLC, as Assignor and COG Oil & Gas LP, as Assignee.
LAND# COUNT TWP RNG I SEC ! GROSS iACRES COG INTEREST Chaves Chaves 14-s 21-E l_36 36 320.00T “0726250000 Chaves 14-S 14-S 21-E T 31_ ! ~~O26250000 Chaves 15-S 22-E I 36 i ~O.2B2500“0Q Chaves l5-S 20-E ‘! 36” j 320.00J O56250000 15-s; 20-E 01 ! 0.26250000 15-S 2!-E 03 04 “! 644.23~[ 6T262’50000 15-S 15-S 21-E 21-E i’~03 ~09 J___i i “026250000 t5-S 21-E 2tl” : ^o~ 320.00 “0.26250000 15-s 21-E 13~ I 32O00” 15-S 2~Te . 15 64000 i 15-S 21-E 21-E ‘ 23 128268; 15-S 21-E _p5 ; 22 I i 21 ‘! ~880.0d~” 02 13 ‘ ~~640.00 i “72O00! 1 i ! i44ulK)j 320.00r 1 ‘ ~~240^001 1 1 LEASE NAME LESSOR LESSEE DATE STATE LANDS nwT \SJ2 1 NM In/2 | NM “Tols 1-4; Efi; E/2W/2 NM nm NM NM NM NM NM NM NM NM 01397A STNMVA-2824-1 State of New Mexico Douglas W. Ferguson 03/01/2003 03/01/2003 01402A 01354A 01398A ST NM VA-2844-1 State of New Mexico Douglas W. Ferguson FEDNMNM-108924 STNM United Slates of America Douglas W. Ferguson 09/01/2002 VA-2825-t Douglas W. Ferguson | State of New Mexico 03/01/2003 N/2 :s/2 i lLots 1,2^4, ~S/2N/2, S/2 ! ‘Lots 1,2,3.4”! S/2N/2, S/2 :Lo“ls 1, 2, 3. & ~£~SI2UJ2/SI2 ~S/2NE/4, StrVT^ N/2SE/4 S/2NE/4; N/2NW/4; W/2SW/4 01403A STNMVA-284M State of New Mexico Douglas W, Ferguson 03/01/2003 03/01/2003 FEDNMNM-109739 03/0172003 013S0A United Slates of America Douglas W. Ferguson Chaves Chaves Chaves 01391A 0I392A — 01393A FEDNMNM-1O9740 United States of America Douglas W. Ferguson Chaves Chaves United Slates of America FEDNMNM-103741 Douglas W. Ferguson 03/01/2003 0.26250G0O0.26250000 O!262“50000 026250000 0.“26250000 072¥25“60DO IS/2NW/4; SW/4; W/2SE/4 !AII :W/2r SE/4SE/4 FEDNMNM-109742 United States of Am erica Douglas W. Ferguson i 03/01/2003 01394A FEDNMNM-109743 United Stales of America Douglas W. Ferguson 03/01/2003 ! NW/4NE/4; S/2NW/4; SW/4; W/2NE/4 03/01/2003 N/2NE/4. W/2 G1395A FEDNMNM-109744 United Slates of America Douglas W. Ferguson Chaves 15-S i 21-E 21-E 21-E S/2NE/4 ___;W/2E/2t VW2 iE/2rE/2W/2 15-S 15-S !s/2 15-S INE/4, VW2SW 15-S 15-S : i 0I382A 0I383A i Chaves ST NM VA-2767-1 Slate of New Mexico Douglas W. Ferguson 02/01/2003 21-E 2T1 ! 21-E STNMVA-2770-1 ! Stale of New Mexico Douglas W. Ferguson 02/01/2003 Chaves 01384A STNMVA-277M •Stale of New Mexico Douglas W. Ferguson 02/01/2003 Chaves 15 NE/4NE/4, S/2NE/4, N/2NW/4, E/2SE/4 ! 260.ODJ i

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LANUff LfcASfc NAME LESSOR LESSEE i DATE COUNTYi state; TWP RNG : SEC LANDS GROSS: COG —— —— — i ACRES i INTEREST — —— — 01385A STNMVA-2773-1 State of New Mexico Douglas W. Ferguson | 02/01/2003 ; Chaves j NM 1S-5 21-E 22 E/2E/2 160.00 0.26250000 Lots 1(40.07). j 2(40.22), 3(40.38), 01386A STNMVA-2700-1 State or New Mexico ] Doug las W. Ferguson i J O2/01/2O03 Chaves NM 15-5 21-E 02 i 4(40.53), S/2N/2 321.20 0.26250000 —— —— —— —— —— —— — —— —— — 01387A STNMVA-2794-1 Slate of New Mexico Douglas W. Ferguson 02/01/2003 Chaves NM 15-S 21-E I S/2 320.00 0.26250000 ! [16] 01388A STNMVA-2795-1 Slate of New Mexico “Douglas W. Ferguson ! 02/01/2003 Chaves NM 15-S “ 21-E 20 SW/4NW/4, S/2 360.65T 0^26250000 i 01342A FED NMNM-108687 United Slates of America Douglas W. Ferguson j Chaves NM 15-S 21-E 05 Lots 1, 2, 3 S. 4; 642.00 0.26250000 ; 09/01/2002 S/2N/2; S/2 0I343A™~ FED NMNM-1086B8 :Umted Slates or America Douglas W. Ferguson • 09/01/2002 Chaves NM 15-S 21-E ! 12 All 640.00 0.26250000 0I345A FED NMNM-108890 Untied Slates of America Douglas W. Ferguson 09/01/2002 Chaves NM i 15-S 21^E 19 ‘Lots 1,2. 642.76- O.26250000 37 &4, E/2, E/2W/2 0I355A !FED NMNM-106925 United Steles of America Douglas W. Ferguson 09/01/2002 Chaves t 15-S 22-E is All 640.00: “6.26250000 ! NM | W/2, S/2SE/4 NM j 22-E E/2, E/2NW/4, 01081A :FED NMNM-107499 United Stales of America • Douglas W. Ferguson j 11/01/2001 j Chaves i 15-S 15-S 22-E ’ 21 1 "* SW/4NW/4, SW/4 168O00J 0.262500“00 —— —— —— —— —— — —— —— —— — - 1 15-S 22-E ; 23 All . — — —— —— — — Kn,u.-u,,m,,L-,,,u I i 15-S 22-E ; 33 SH4SW/4 — — . — —— — —— —— —— — — 01396A FED NMNM-109745 United Stales of America ! Douglas W, Ferguson i 03/01/2003 Chaves NM 15-S 22-E 22-E “ 22 “~23~ N/2 N/2, S/2S/2 880.00 O.26250000 Tfr-s E/2, E/2W/2, NW/4NW/4, SW/4SW/4 01399A STNMVA-2B26-1 State of New Mexico : Douglas VU. Ferguson ; 03/01/2003 Chaves NM ‘ I53S —22-E 16 S/2 320.00; 0.26250000 01400A STNMVA-2828-1 Slate of New Mexico Doulglas W. Ferguson i Chaves NM ~ISS 22-E 32 S/2 ~32O.“0b1 ~~ 0^26250000 ! 03/01/2003 01404A ! Stale of New Mexico ; Douglas W. Ferguson [1] Chaves NM ; Is-s 22-E 16 N/2 i _ 0.26250OD0 ! • 03/01/2003 32O00: :STNMVA-284B-1 . 01405A STNMVA-2847-1 Stale of New Mexico i 03/01/2003 Chaves 1 NM T 15-S 22-E I 2\ NE/4, N/2 SE/4 ~ 24OQ0’ O.26250000 iCoulgasW. Ferguson 01406A I STNMVA-2848-1 Slate of New Mexico jDouglasW. Ferguson 03/01/2003 Chaves i NM T5-S 22-E I 2Z > S/2 N/2, N/2 320.00 0.26250000 S/2 01407A :STNMVA-2849-1 ; Slate of New Mexico iDouglas W. Ferguson ‘ 03/01/2003 Chaves NM~ 15-S 22-E * 32 N/2 32o“oOj i 01472A :FED NMNM-111517 i United States of America .Caza Energy LLC : 05/01/2004 ! Chaves NM 15-S 22-E 04 Lots 1,2, 3 & 4: 124Z60 0.26250000 —— i —— —— — —— — S/2N/2; S/2 , — — | i | 15-S 22-E OS NE74NE/4; S/2NE/4; i — — — — — NW/4; i S/2 — j — 014 01A ;STNMVA-2829-1 State of New Mexico Douglas W. Ferguson • 03/01/2003 j Chaves • NM ‘ 16-S 20-E : 02 Lots 1(27.47). 268.72 0.26250000 i i i 2(27.26), ‘ 3(27.08), 4(26.69), 5(40.00), : 6(40.00), 7(40.00), 8(40.00) !

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1 DATE COUNTY jSTATE TWP RNG LANDS SGROSS IACRES LAND# LEASE NAME LESSOR LESSEE ; j I6-S” 20£ = SEC All i 1280-00 COG LNTEREST — 01340A” FED NMNM-108885 United Slates or Doug (as W. Ferguson j 09701/2002 Chaves NM I [13] 0.26250000 America —— —— j 14 — —— 02” 014D8A 01409A i NM ib-s^ 20-E .All 0.26250O0O0.26250000 i —— —— i 0.2250000 0.26250000 — - STNMVA-2B50-1 Stale of New Mexico Douglas W. Ferguson | 03/01/2003’Chaves 16-S 20-E jS/2 320.00 —— —— —— —— —— —— —— — STNMVA-2B5M Stele or New Mexico Douglas W. Ferguson I 03/01/2003 .Chaves j 16-S 17-S 20-E Xots 9(40.00), 320.00 —— —— —— I I —— 10(40.00), 1273.43 -— j11<40.00), i 12(40.00), M3(40.00), 14(40.00), J15(40,00), 16(40.00) Lot5 1,2, 3 &4; NW/4; S/2 i 0134IA 013B9A 01598A 01675A 01676A 011S1A” United States or Q1346A fed NMNwi-ioeeee America Douglas W. Ferguson j 09/01/2002 | Chaves NM NM 20-E ‘ 22 —— —— —— —— —— — 17-S 20-E 27 26 All I 1280.00 —— —— — FED NMNM-10973B ; United States or Douglas W. Ferguson : 03/01/2003 jChaves 17-S 17-S 20-E 20-E All America —— —— 19-S 2{Tl£ — — I ;ah j — N/2 [” 320.00 i ST NM V-7537 ; Slate or New Mexico Caza Energy LLC 09/01/2005 -Chaves NM 16 ; 04 O.26250000 —— —— —— —— NM 1 O.26250000 ; 04 0.26250000 27 Q.26250000 “ • 12 0.26250000 : 01 0.26250000 j 03 ST NM V- 7713 ; Stale of New Mexico Caza Energy LLC 03/01/2006 jChaues 19-S 19-S 15-S 20-E 20-E 22-£ Lots 1-4: SE/4NE/4 | 199.68 —— —— —— —— 16-S —— i ‘ 40.00 “4000 1201.75 ST NM V-7714 Stale or New Mexico : Caza Energy LLC 03/01/2006 Ichaves NM NE/4SE/4 NW/4NW/4 —— —— —— —— — FED NMNM-108022 FED ‘United States of Douglas w. Ferguson 03/01/2002 :Eddy NM NMNM-108S91 America i —— NM —— — NM : United Slates of : Douglas W. ‘ 09/01/2002 Eddy 21-E E/2, NW/4, N/2SW/4, America Ferguson —— —— SW/4SW/4 jLotsI thru 16 —— — 6J347A • 1 i 16-S 21-E — t — —— — - jFED NMNM-108892 United Slates of Douglas W. Ferguson ; 09/01/2002 Eddy 16-S 16-S 21-E iLolsl thru 16, S/2 (All) 2246.86 America —— —— —— .Lots —— 1.3,4,8,9,12,13,14, ‘15,16, and S/2 (Ail) i i 21-E ‘ 04 09 -— — i t i 16-S 21-E 21-E ‘Ail i _. — i —— —— i 1029.13 — i j Douglas W. 05 jFEDNMNM-108893 Ferguson 06 i United Slates of i ‘ 07 |Lots 1,3,4,5,6,9,13,16, D1343A i America j j 09/01/2002 Eddy NM 16-S j 08™ and :S/2 0.262500000.26250000 —— —— — —— —— —— — 01349A i i : NM 16-S 21-E 1018 2,3,4,5.6,7,10,11, i i i : —— —— ‘12,13,14, 15, and - I —— SE/4SW/4, S/2SE/4 Lois — 1-4; E/2;E/ZVW2 jFEDNMNM-108934 United Stales of i Douglas W. j 09/01/2002 [Eddy 16-S 21-E “ 21-E , 1129.22 —— America Ferguson —— —— — —— — ] i 16-S :Ali — — —— — D1350A o’l351A jFEDNMNM-108895 United Slates of i Douglas W. ; 09/01/2D02 JEddy NM 16-S 16-S 21-E -[10] Al 1280.00 0.262500000.26250000 —— America Ferguson —— —— 11 — —— — j I 21-E All — — —— — IFEDNMNM-108B9S United States of 1 Douglas W. 09/01/2002 jEddy NM 16-S 21-E 2VE 15 Lots 1,2, 3, 4, 5, 6, , 1304.66, —— America Ferguson —— —— 7and 6, jW/2 —— —— jLols1,2,3,4,W/2,SE/4 16-S —

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COG INTEREST 0.26250000 0.26250000 GROSS 0.26250000 ACRES 0^26250000 “1270lJ8 “164^32 0.26250000 i 0.26250000 i a26250000 j 280.56 0.26250000 320.00 22036 0.26250000 : o2625fl’000 308^82 0.26250000 Y STATE 271.77 0.26250000 : ; 326TQ0" 0.26250000
;NM SEC LANDS 32O00 dT26250000 DATE I COUNT i 17 All r 320.00 O.2625000D LANU& LfcASE NAME LESSOR LESSEE [1] . ;nm TWP : RNG 20 Lots 1-4; N/2; SW/4 ‘ 1*20.00 0.26250000 — 01052A 01353A FEDNMNM-108897 ; United States erf America Douglas W. Ferguson 09/01/2002 iEddy 16-S 16-S i 21-E 21-E —— : 09/01/2002 Eddy i | United States of America FEDNMNM-10399S Douglas W. Ferguson 16-S 16-S 2T-E 21-E 18 i Lots5,6. 7, —— —— 16-S | 21-E 19 8,9,10,11,12, 13, 16-S “ 16-S j i i 14,15, 16-S 21-E J___16,17,18,19arwJ 20 16-S 21-E i oz 10(5 1£s “ ” 21-¥ “^ 02 ___4,5,6,7,8,9,10,11, I6-S i i 12, 13,14, IS, and 16-S 72t-E “T05 1 16, SE/4SW/4, 21^E 06 S/2SE/4 21-E rf3 Lois 1(30.27), | 2l"-E “j-16 2(30.18). 3(30.10), ; ; 01 -w 4(30.01), 5(40.00), [Tl-E TTs 6(40.00), 7(40.00), 21-E 21-E i 8(40.00) S/2 Iols2(29.36), 5(4000)’; 6(40.00), 7(40.00), 10(40.00) & 11(40.00) Tots 2(2S.82)T?:(40“od); 8(40.00); 10(40.00); 11(40.00); 12(40.00): 14(40.00); 15(40.00) Lois 1(28.57); 8(40.00); 9(40.00): 16(40.00; 17(1.60); 18(1.60); NE/4SW/4; N/2SE/4 S/2 S/2 LoTs9(40.“00)r70(40-0 0J; 11(40.00); 12(40.00); 13(40.00); 14(40.00); 15(40.00); and 16(40.00) _ N/2 “ W/2 E/2 i i i i t ‘ —— -— - 01410A 01411A .STNMVA-2874-1 iStale of New Mexico i i Douglas W. Ferguson Q4/O1/2003jEddy NM —— i I 1 l t ;nm — -— i nm — I :NM ISTNMVA-2B75-I | Stats of New Mexico J Douglas W. Ferguson 04/01/2003 j Eddy i —— —— 04/01/2003 iEddy — : i 04/01/2003 Eddy < i i ‘Slate of New Mexico jDouglas W. Ferguson iST NM VA-2B76-1 i i 0I412A i [State or New Mexfco iDougfas VJ. Ferguson —— - 014I3A D1414A 01415A |5TNMVA-2877-f — ST NM VA-287S-1 State or New Mexico Slate or New Douglas W. Ferguson ‘ 04/01/2003 -Eddy NM STNMVA-2879-1 Mexico —— j ;NM * 04/01/2003 ‘Eddy NM t “NM [r]NM i mm i Douglas W. Ferguson — 01416A 01417A .STNMVA-2880-1 State of New Mexico i Douglas W. Ferguson 04/01/2003 Eddy —— —— —— — STNMVA-2S93-1 > State of New Mexico \ Douglas W. Ferguson 04/01/2003 Eddy I —— [Stale of New Mexico t i O4/01/2Q03lEddy i -— - iStats of New Mexico ‘ 04/01/2003; Eddy” 01418A 01419A 01420A STNMVA-2894-1 [Douglas W. Ferguson 16-S —— —— — ST NM VA-2895-1 Douglas W. Ferguson 16-S 320.00 320.0D —— —— — STNMVA-2896-1 i State of New Mexico Douglas W. Feiguson 04/01/2003 iEddy 16-S —— i —— ‘ — — 03/01/2003- Eddy I NM 01368A STNMVA-2331-0 tStale of New Mexico 1 ,, Gaza Energy LLC NM NM 17-S | 36 320.00 —— —— —— —— —— — 03/01/2003 Eddy 01369A ‘STNMVA-2332-0 : Slate of New Mexico Gaza Eneigy LLC j 03/01/2003: Eddy i 17-S ; 21-E i 320.00 —— —— —— —— —— —— — 01370A ST NM VA-2833-0 Stele of New Mexico JCaza Energy LLC i 17-S | 21-E i 36 W/2 320.00 —— —— —— —— —— —— — -— — 4

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1 GROSS acres ” i 320.00 j I 32000” EM; 40.0d| LEASE NAME COUNTY’STATE i s COG LANDftt i j LESSOR LESSEE j DATE Eddy & nbsp; SNM TWP 2 IE SEC LANDS j INTEREST — 01376A Q1422A 0153QA jSTNMVA-2653-0 State of New Mexico Caza Energy LLC : 17-S 17-S i 34 E/2 0.262500000.26250000 —— —— —— 03/01/2003 17-S i — —— r 33 j I 32 I ST NM VA-2890-0 : Slate of New Mexico Caza Energy LLC ; 04/01/2003 Eddy NM NM 2 IE N/2
—— —— —— 12/07/2004 —— ‘ 23^E — 23-E [Kimmons, LodaA., etal Kimmons, LodaA-, etal Caza Energy LLC i Eddy AM that part of the i i —— —— —— E/2NW/4, lying East i of Hie West bank of t i (he main ditch -— running North and South through (he approximate center of the E/2NW/4 or said Section 32. — 01531A 01532A Seeley, Helen Kathleen Seeley, Helen KalhEeen Caza Energy LLC 12/07/20D4 Eddy NM 17-S ‘ 29 .S/2NW/4 120.00: O.26250000 —— —— —— —— —— —— 30 —— — I 17-S 17-S ; 23-E SE/4NE/4 — —— — Seeley, Edward J., et al | Edward J. Seeley and Caza Energy LLC 12/07/2004 JEddy i NM 2^£ 29 SW/4 160.00 O.2625000D —— Barbara Kelly —— —— — i i 29 —— i — —— j 23-E | 23-E 30 ao.oo 01533A 01535A .Donaghe, Patty IDonaghe, Patty ;Caza Energy LLC 12/07/2004 iEddy NM 17-S NW/4NW/4 O.262SO0D0 i —— — 17-S 17-S NE/4NE/4 — jWeddige, Nadlne. et al jWeddige, Nadine, et at jCaza Energy LLC ‘ 12/BB/2004 Eddy NM 23-E 31 SW/4SW/4 J 320.07; 0.262500000.26250000 —— —— —— —— — — 1 —— —— 80.00. — 30.00-;” 56O09J - 1720.00’ 1 i 320.00 ‘ 160.00, 160.00J 320.00J I i | 17-S | 23-E . 32 . 32 E/2SW/4; S/2SE/4 — — 18-S_ —— — l 1 i | 23-E 23-E Lots3and4;Ne4SW/4 — -— 23-E — 01535B 01535C Eddy Eddy 01515A 0135BA jWeddige, Billy iWeddige, Billy Caza Energy LLC 12/08/2004 Eddy NM 17-S S/2SE/4 —— —— —— —— — —— — :Ray, Frances Weddige .Ray, Frances Weddige Caza Energy, LLC | 12/0872004 NM NM 17-S 32 E/2SW/4 0.26Z500000.26250000 i i —— —— “17-S 28 : 26 — i — 18-S - iSTNMV-7112 i (stale of New Mexico Caza Energy LLC | OS/D1/2O04 24-E E/2, NW/4, N/2SW/4 j —— —— —— — - [FEDNMNWH 09412 i United States of America Caza Energy LLC | 12/0T/2002 Eddy NM 21-E 21-E S/2N/2, S/2 O.262500DD —— —— —— — —— 0.26250000 0.26250000 “025250000 0.26250000 b726250000 0.26250000 0“l362A 0I363A i I i 18-S 18-S 34 W/2NE/4, SE/4NE/4, j -— 35 W/2, SE/4 — j Eddy . 21 -E j 2l5T Air — — jSTNMVA-2777-0 t State of New Mexico j Caza Energy LLC j 02/01/2003 NM 18-S 18-S 18-S 23 21 E/2 —— —— —— i NM — — NM STNMVA-280O-Q | State of New Mexico Caza Energy LLC 02/01/2003 Eddy Eddy 21-E W/2W/2 —— i —— —— \21-E — - 01364A 01365A STNMVA-2B01-0 State of New Mexico I Caza Energy LLC . 02/01/2003 22 S/2S/2 —— —— —— i —— — - STNMVA-2B02-0 [Slate of Mew Mexico i Caza Energy LLC ; 02/01/2003 Eddy NM 18-S j 21-E ‘. [23] W/2 —— —— —— —— —— — la-s —— —— — 160.00 i j 26 i ‘ 01366A STNMVA-2803-Q jState or New Mexico Caza Energy LLC 02/01/2003 Eddy NM I 21-E I& nbsp; N/2N/2 00.00; —— —— —— —— —— —— — —— — — 01367A STNMVA-2B04-0 ISIate of New Mexico Caza Energy LLC 02/01/2003 jEddy NM 18-S 21-E 30 E/2SE/4 —— —— —— —— —— — —— —— —— —

5

COG INTEREST 0.26250000 0.26250OO0 0.26250000 0.26250000 0.26250QD“o “1X26250000 0.2625QC“O0 O2625b00“0 0.262500“oa 0.22968750 0.22360750 0.22968750 0.26250000 0”.2625D000 SEC 0.26250000 T 02 0.26250000 i GROSS 0.26250000 f STATE TWP 18-5 “ 03 ACRES 0.2B250000 LAND# LEASE NAME LESSOR LESSEE ‘ DATE COUNTS =NM i 18-5 IfrS RNG j LANDS &nb sp; i................... 0.05687500 — 01371A 01372ft STNMVA-2B36-0 Slale of New Mexico Caza Energy LLC 1 03/01/2003 | Eddy 21-E :Lo(s 449.76 —— —— —— —— —— —— 1(34.20), 2(33.02). i 3(31,86), 4(30.58), 1 S/2N/2, N/2S/2 I Lots 1(29.54), 1 2(28.41), 3(27.29), i 511.40 4(26.16), S/2N/2, j SW/4, K12GEI4 ’ i ; 491.80: - 320.00; i ao.ooj 320.00 ; 27eTi5. ‘j 320.00” 320.00 ’ 56048; 480.27 j 160.00: | 960.00 | 320”.00: “[r] 480.00f t 280.0DS STNMVA-2837-0 Slate of New Mexico Caza Energy LLC j 03/01/2003 Eddy Eddy NM NM 21-E —— —— —— i NM NM :NM — ___. jNM 04 . 32 : [31] ; 32 . 05 ; 31 25 Lots 14 15 1(24.94),2(23.61), 01 03 3(22.29), 4(20.96), T23” S/2 N/2, State of New Mexico : 03701/2003 1 21-E _ — 24 T25 N/2SW/4,SW/4SW/4, 01373A jSTNMVA-2838-0 i State of New Mexico Caza Energy LLC i 21-E i .N/2SE/4.SE/4SE/4 —— —— —— — — ;W/2 i E/2NE/4 Caza Energy LLC :e/2 0I374A ‘ST NM VA-2839-0 t 03/01/2003 Eddy Eddy 1B-S 18-S i —— —— — — 01377A 0I378A 1ST NM VA-2856-0 State of New Mexico ;Caza Energy LLC 03/01/2003 21-E —— —— —— —— — ST NM VA-2857-0 i State of New Mexico ;Caza Energy LLC 03/01/2003 Eddy “Eddy 18-S “t8-5 21-E —— : —— —— — — iLots 1(19.69); and2(1B.46); .S/2NB4; SE/4 E(2 S/2 ‘E/2SE/4 “ ;ST NM VA-2899-0 SW/4NW/4; W/2SW/4; C1423A l i State of New Mexico iCaza Energy LLC 04/01/2003 21-E 23-E SE/4SW/4 —— -— —— —— — 011S3A ST NM VA-2598 State of New Mexico iCaza Energy LLC i 05/01/2002 Eddy Eddy Eddy 18-S —— —— —— —— —— — : United :nm 18-S 01442A :FED NMNM-98794 Stales of America :Penwe[l Energy Inc. 06/01/1997 NM “18-S 18-S 23-E —— —— —— —— —— — 01477A ;FED NMNM-100529 United States of ‘Costilla Energy Inc. 03/01/1998 23-E 23-E America —— —— 23E 23-E 23-E ___J- - 01478A 01481A 1m “nm 18-S 18-S Lots 1, 2, 3, & 4, S/2N/2 iLots 3 & 4- S/2NW/4; S/2 “nw/4 All : FED NMNM-100530 United States of Costilla Energy Inc. j 03/01/1998 Eddy —— America —— — — FED NMNM-106900 United Slate or -Devon Energy Production Co., LPJ 09/01/2001 Eddy “Eddy 18-S —— America —— —— “ia^s —— 18-S 18-S 1B-S 18-S 01454A “United Stales of 01509A 01511A ‘FED NMNM-103B42 America Gary Green 03/01/2000 NM 23-E 23-E —— —— —— — N/2 N/2; N/2S/2 lSTNMV-7097 Stale of New Mexico Caza Energy LLC 07/01/2004 Eddy :NM 23-E 28 33 —— —— —— : —— :nm 23-E 05 07/01/2004 i 23-E _06 NM 23-E °[9] i ST NM V-7099 Slate of New Mexico Caza Energy LLC Eddy —— —— —— — 0152SA iLoya, Mercedes et a] Loya, Mercedes, et al Caza Energy LLC 11/16/2004 Eddy jW/2SW/4; SE/4SW/4 —— —— —— — Eddy Eddy 18-S jSE/4 —— — 01513A 01514A 01487A [McBride Oil and Gas McBride Oil and Gas Caza Energy LLC j 07/I5/20EH NM 18-S 24-E 24-E SE/4 : 160.00; i Corporation —— —— — —— —— — — Bruce and Molly E. Caskey ICaskey, Bruce & Mall/ Caza Energy LLC I 07/01/2004 NM NM 18-S i N/2 J 320.00 —— —— —— —— I 27 -— i 40^)0 i = FEDNMNM-33661 ; United States of :Sun Oil Co. : 08/01/1978 iEddy 18-S 24-E SW/4SW/4 —— America —— —— —— —— — —

6

COG INTEREST 0 26250000 0.26250000 | LEASE NAME TWP RNG 0.26250000 LANDS i LESSOR LESSEE PATE COUNTY STATE 18-S 18^” 18-S 24-E SEC LANDS&n bsp; GROSS ACRES 0.218750000.26250000 —— —— — NM 01445A 01448A lFEDNMNM-100825 United Stales of Penwell Energy Inc. ‘ 06/01/1996 Eddy 30 31 JLcts1,2.3&4;E/2;E/2W/ 641.60 —— America —— —— —— 03 2 — —— .___— 05 02 {FEDNMNM-100826 United Stales of Penwell Energy, Inc. 06/01/1998 Eddy ;NM 24-E jLots 1 ft 2: 281.81 t America —— i —— -— [24]f___24-E N/2NE/4; 1SW/4NE/4; I — —— 03/01/2000 E/2NW/4 — — 519.261 United States of JLots 1 & 2; S/2NE/4; I : 01456A JFED NMNM-103846 America Gary Green Eddy NM | SE/4 : i —— —— —— —— —— — j J. J. Steete I ia-s |Lo[s 1 &2; S/2NE/4; — Teslimentary Trust i 18-S |NW/4SE/4 — te-s- iLots 1 & 2; S/2NE/4; SE/4 Lots 1(40.21); 2(40.18); 3(40.14); and 4(40.11); S/2N/2; N/2SW/4; SE/4 01507A 01523A J. J. Steele Ameristate j 05/08/1936 Eddy |NM 24-E 319.691 TesBmerrtary Trust Exploration, L.L.C. —— Eddy -— —— — —— — |STNMV-7154-I State of New Mexico Doug J. Schulz i 09/01/2004 |NM t 24-E 560.64 i i —— —— —— —— iNM — 0I517A QIS40A .STNMV-7124 Slate of New Mexico Caza Energy LLC . 08/01/2004 Eddy Eddy 18-S 29 E/2,NW/4 480.00’ 40.00 0.26250000 —— —— —— —— 18-S —— i O.2lJ25000b lS-S JSE/4 NE/4 0.26250000 13-S NE/4 NW/4 | 0.17500000 |E/2 NE/4 0.26250000 i 0.26250000 •W/2 qT262500d“0 OT2625000’0 0.26250000 0l6250W0 0.26250“oob 0.26250“00b “026250000 o2625DO00 FED NMNM-112891 United Steles of Caza Energy LLC i 01/01/2005 NM 24-E Z4-E 31 —— America —— —— “ “NM 33 —— 33 16 “05 61f 16 16 16” 21 02 01541A 01571A 40.00 G1375A 80.00| 01379A_ 320.00 [” 01380A United States of 80.03; 013S1A “ America 16oo5: 01149A FED NMNM-112892 i • Caza Energy LLC ‘ 01/01/2005 Eddy —— — —— — STNMV-7368-0 State of New Mexico lYales Petroleum 04/01/2005 Eddy |NM 24-E —— —— Corporation 03/01/2003 —— jNM — —— JNM NM ;nm STNMVA-2B40-0 iState of New Mexico .Caza Energy LLC i Eddy 19-S 21-E 21-E 21-E —— i —— —— —— 21-E_ - ST NM VA-2858-0 iState of New Mexico :Caza Energy LLC [1] Eddy 19-S 19-S Lot 1(40.03). SE/4SE/4 —— —— —— 03/01/2003 Eddy Eddy Eddy 1s-s — —— “1“9-S 19-S STNMVA-2859-0 ; Slate of New Mexico ;Caza Energy LLC : 03/01/2003 SW/4NE/4, SE/4NW/4, —— —— —— —— N/2SE/4 ;E/2 STNMVA-2861-0 ; Slate of New Mexico {Caza Energy LLC 03/01/2003 320.00 —— —— —— i 320.00 — 320.00: 32b.ooT ^20.00| 32O.O0T .STNMV-6571 |State of New Mexico :Caza Energy LLC i 03/01/2002 NM NM 23-E 23-E 23-E ;N/2 —— —— —— —— ;S72 .W/2 i Lots3&4;S/2NW/4; S/2 SW/4; W/2SE/4 D1150A :STNMV-BS72 Stale of New Mexico Caza Energy LLC j 03/01/2002 Eddy —— —— —— —— — 19-S 19-S NM 19-S ___ 01192A STNMVA-2575 IState of New Mexico .Caza Energy LLC . 05/01/2002 Eddy T 03/01/2000’-Eddy Ijm 19-S —— —— —— — D1455A ‘FED NMNM-103643 • United Stales of Gary Green 23-E America —— — 23-E 2*3-E 01 25 23-E •State of New Mexico i NM 01474A .STNMV-7011 i Caza Energy LLC 03/01/2004 i Eddy ‘NM .E/2 —— —— — —— — 05/01/2004 *Eddy jw/z 014S9A ISTNMV-7056 [Stale of New Mexico i Caza Energy LLC I 1 320,00 —— —— —— —— — — — United States of . Lots 1. 2, 3 & 4; iFEDNMNM-112246 America | S/2 N/2; S/2 639.88; 01519A i i Caza Energy LLC 10/01/2004 JEddy :NM 19-S 19-S 24-E “24-E 04 • 1 0.262500000.26250000 —— — — —— —— —— —— — — 01522A 01666A -STNMV—7155-1 •Stale of New Mexico Doug J. Schulz . 09/01/2004 Eddy NM 09 29 ‘NW/4, NE/4 SW/4. S/2 280.00 —— —— —— —— “NM SW/4 — :STNMV-7678-0 j Slate of New Mexico Caza Energy LLC i 02/01/2006 Eddy 20-S 21-E NE/4NW/4 40.00; 0.26250000 —— —— —— —— —— —— —— —— —— —

7

COG INTEREST 0.14000000 0.22750000 O.22750000 0.22750000” 0.22750000 0.22750000 0.22750000 ‘O2275000’0 0.22750000 : RNG a22750000 23^E O227500Q0 Y STATE 23-E : “026250000 [r]NM ___23^E GROSS ACRES 0.26250000 DATE NM TOP | 23-E 880.391 o26250000 LANDS LEASE NAME iLESSOR LESSEE “03/01/2000 COUN1 ;NM jNM 20-S i SEC LANDS 1 O2625G“000 — OI560A “ FEDNMNM-103845 : United [Echo Production, Inc. Eddy 03 Loll (40.39); SE/4NE/4; lSE/4 “jAil —— Stales of America —— —— 03 — — —— 11” 11 320.68 0156IA i 01562A 20-S 20-S 1 200.00, 01563A 20-S 32aoor TED NMNM-10B34G United Stales of i Daniel E. Gonzafes 09/01/200209/01/2002 Eddy jLots 3 & 4 (60.66): S/2NW/4; sW/4 —— America —— —— — — ;FEDNMNM-106941 .United Stales of :Daniel £. Gonzales Eddy :SE/4NE/4; SE/4 W/2 —— America —— — — FED NMNM-103942 lUnited Stales of Daniel E. Gonzales ‘ 09/01/2002 Eddy ; 20-S 20-S Tzi-e —— America —— j — —— — 01564A 01565A “ : FED NMNM-108943 -United Stales of Daniel E. Gonzales 09/01/2002 [Eddy j 23-E 12 12 E/2W/2; SW/4NW/4; W/2SW/4 280.00 —— America —— i i —— 320.00 160.00: 640.00: —— — — 921.56J 320.72- FED NMNM-108944 United States of Echo Production, Inc. ; 09/01/2002 Eddy Eddy *nm 20-S 20-S 20-S 20-S J 23-E jE/2 —— America —— —— i 20-S 23-E nw/4 — —— nm 20S 23-E .AH .NM NM 20-S ; 23-E “ LatsT(40^37and2 (40.09);’ “21-S i :S/2NE/4;SE/4NW/4; E/2SW/4; 21-S_ 23-E i SE/4 23-E Lots 1 (40.33); 2 (40.35); 3(40.37); 23-E and 4 (40.39); :S72N/2;N/2S/2 21-E ;Lots 3(4034) and 4(40.38); ;S/2NW/4; SW/4 01566A 01567A FED NMNM-108945 United Stales of Daniel E. Gonzales 09/01/2002 13 —— America —— : 09/01/2002 14 01 —— PJ2/D1/Z002 04 _ oT “06 ‘07 FED NMNM-108946 United States or Daniel E. Gonzales Eddy Eddy —— America —— Eddy — United States or 01568A FEDNMNM-109415 America Echo Production, Inc. —— —— —— — i i :NM — — NM i Dominion Oklahoma Texas Exploration and Production Dominion Oklahoma Texas STNMVA-2576-l Exploration and Production 01569A STNMVA-2602-1 State of New Mexico ;Caza Energy LLC 05/01/2002 —— — Lots 1(40.26); and2(40.30); iS/2NE/4;SE/4 JLots 1(40.13), 2(40.10), ‘3(40.06), 4(37.64). 5(37.66), •6(37.68), 7(37.69), S/2 NBA, SE/4 NW/4, E/2 SW/4, SE/4 01570A Lots 1(37.72), 2(37.75), 320.56” “630.961 01537A 05/01/2002 Eddy 01/01/2005 Eddy 3(37.79), 4(37.82) Isi.ob’ 01538A [Stale of New Mexico i All iSE/4 640.00. 16“0.00|” — FED NMNM-112877 ; United States of <NM —— America i — — i “ 21-E 21-E_ - i ‘ 21-S 14 — 21-S 21-S IS 19 30 33 31 36 i Eddy I 21-E t — - j |NM “ 21-E ;NE/4 160.00, — 22-EP jlols 1(20.64>73(20’.82l 4(20.92), — . 22-E E/2, E/2 W/2 SE/4 SE/4 .Lois 1(20.99), 2(21.04), 3(21.12), 4(21.17), E/2, E/2 W/2 E/2 FED NMNM-112880 [ United Stales of Gaza Energy LLC 01/01/2005 21-S 54Z33 —— America —— — —— — — 01539A i | “01/01/2005 i 21-S 40.00’ — 03/01/2006 |nm —— 564.32 FED NMNM-112881 United Slates of Caza Energy LLC Eddy 21-S 22-S t 22-£ —— America —— —— i —— i | 21-E 01677A STNMV-7715 SState of New Mexico :Caza Energy LLC Eddy 320.00, —— —— —— —— —— —

8

LANDS COG INTEREST RNG SEC Lots 1; 2; GROSS ACRES 0^26250000 “Yl STATE TWP T2-E 04 37M;S/2N/2: SW/4 : 479.28 OT2625000D NM “22-S-22- 22-E 22-E 15 NE/4NE/4; S/ZNE/4; “T 920.00 0.2625DDDO LAND# LEASE NAME : LESSOR LESSEE DATE COUN1 i ^T ]” 22-E 21 02 VW2; SE/4 1 320.00 320.00 0.2625OOO0 —— —— —
0151AA I “............................... 10/01/2004 .Eddy i FEDNMNM-112244 United States of Caza Ene/gy LLC —— America —
— United States of DI572A FED NMNIU-113910 America Caza Energy LLC j 06/01/2005 Eddy —— —— —— —
01524A Q1525A jNM 22-S 23-S E/2 N/2 “23^S S/2 STNMV-7181 State of New Mexico Caza Eneigy LLC 10/01/2004 Eddy —— —— —— —— — STNMV-71B2 State of New Mexico Caza Energy LLC 10/01/2004 Eddy 1 02
—— —— —— —— —— — —

9

ASSIGNMENT OF OIL AND GAS LEASES
THIS ASSIGNMENT OF OIL AND GAS LEASES is by and between CAZA ENERGY LLC, a New Mexico limited liability company, with a mailing address of P.O. Box 1767, Artesia, New Mexico 88211 (“Assignor”), and COG OIL & GAS LP, with a mailing address of 550 West Texas, Suite 1300, Midland, TX 79701 (“Assignee”).
ASSIGNOR, for valuable consideration paid to Assignor by Assignee, the receipt and sufficiency of which is hereby acknowledged, does hereby grant, bargain, sell, convey and assign, set over and deliver unto Assignee, its heirs, successors and assigns a 22.968750% interest for the Oil and Gas Leases described in Exhibit “A,” insofar and only insofar as said leases cover the lands specified in Exhibit “A,” without any express or implied warranties of title, merchantability, or fitness for a particular purpose.
ASSIGNOR reserves an overriding royalty equal to the difference between existing burdens and 25%. Of the proceeds received from the sale of all (8/8ths) of the oil and gas which may be produced, saved and marketed under the terms of the lease. If the Assignor hereby conveys less than the full leasehold estate in the lease as to the Land embraced therein, then the overriding royalty reserved in such lease under the terms of this Assignment shall be reduced proportionately.
The interest assigned herein is further subject to the following:
(a) All royalty, overriding royalty and other lease burdens, if any, of record in Eddy County, New Mexico, to the extent of the interest assigned herein;
(b) All of the terms and provisions contained in the assigned lease.
EXECUTED, this 17th day of November 2006, but effective as of October 1, 2006. CAZA ENERGY LLC
/s/ Ronald W. Lanning —— Ronald W. Lanning Attorney in Fact STATE OF NEW MEXICO §
COUNTY OF EDDY §
The foregoing instrument was acknowledged before me this 17th day of November, 2006 by Ronald W. Lanning, Attorney in Fact for CAZA ENERGY LLC, a New Mexico limited liability company.
My Commission Expires: June 6, 2009 /s/ Doneta S. Hopper —— Notary Public
Attn Doneta Hopper Mack Energy Corp P0: Box 960 Artesia NM 88211-0960

Southgate Federal (1441) Pecos Federal (1479) EXHIBIT “A” Attached to and made a part of that certain Assignment of Oil and Gas Lease dated November 17, 2006, but effective October 1, 2006, between CAZA ENERGY LLC, as Assignor and COG OIL & GAS, LP, as Assignee. PROPERTY: Southgate Federal CAZA LAND NO.: 1441 FEDERAL LEASE NO.: NMNM-97850 LESSOR: United States of America LESSEE: Caza Energy LLC DATE; December 1, 1996 DESCRIPTION: Township 18 South, Range 23 South, NMPM Section 26: SW/4 Section 27: S/2 Section 34: N/2 Section 35: All Eddy County, NM Containing 1440.00 acres, more or less. All depths PROPERTY: Pecos Federal CAZA LAND NO.: 1479 FEDERAL LEASE NO.: NMNM-97849 LESSOR: United States of America LESSEE: Caza Energy LLC DATE: December 1, 1996 DESCRIPTION: Township 18 South, Range 23 South, NMPM Section 11: NE/4SE/4 Section 12: E/2; NW/4; N/2SW/4; SW/4SW/4 Section 13: NE/4; SE/4NW/4; S/2 Eddy County, NM Containing 1160.00 acres, more or less. All depths RECEPTION NO: 0614869 STATE OF NEW MEXICO, COUNTY OF EDDY RECORDED 11/27/2006 18:48 AM. BOOK 0671 PAGE 0085 [ILLEGIBLE] JEAN BLENDEN, COUNTY CLERK Southgate Federal (1441) Pecos Federal (1479)

ASSIGNMENT OF OIL AND GAS LEASES
This Assignment of Oil and Gas Leases is by and between Caza Energy LLC, a New Mexico limited liability company, with a mailing address of P.O. Box 1767, Artesia, New Mexico 88211 (“Assignor”), and COG OIL & GAS LP, with a mailing address of 550 West Texas, Suite 1300, Midland, TX 79701 (“Assignee”).
Assignor, for valuable consideration paid to Assignor by Assignee, the receipt and sufficiency of which is hereby acknowledged, does hereby grant, bargain, sell, convey and assign, set over and deliver unto Assignee, its heirs, successors and assigns the specific interest set-out for the Oil and Gas Leases described in Exhibit “A,” insofar and only insofar as said leases cover the lands, depths and interests specified in Exhibit “A,” without any express or implied warranties of title, merchantability, or Fitness for a particular purpose.
The interests assigned herein are subject to the following:
(a) All royalty, overriding royalty and other lease burdens, if any, of record in Chaves County, New Mexico or Eddy County, New Mexico, to the extent of the interests assigned herein;
(b) All of the terms and provisions contained in the assigned leases.
EXECUTED, this 20th day of April 2006, but effective as of March 1, 2006.
CAZA ENERGY LLC
/s/ Ronald W. Lanning —— Ronald W. Lanning, Attorney Fact
STATE OF NEW MEXICO §
COUNTY OF EDDY §
The foregoing instrument was acknowledged before me this 18th day of April, 2006 by Ronald W. Lanning, Attorney in Fact for Caza Energy LLC, a New Mexico limited liability company. My Commission Expires: June 6. 2009 /s/ Doneta Hopper —— Notary Public

EXHIBIT “A”
Attached to and made a part of that certain Assignment of Oil and Gas Leases dated April 20, 2006 but effective March 1, 2006 from Caza Energy LLC, as Assignor and COG Oil & Gas LP, as Assignee.
COUN1 TWP RNG j SEC jGROSS iACRES COG t£s 2I-E 21-E 22^£ 20-E 36 320. dbT 1 INTEREST US 1 20-E 21-E 21-E 36 320.00J “6726250000 14-s r 21-e T 31” 644.28J’ T5-S | 21-E 2UE I 36 i I5-S 2i-E 36 j ‘ : 2TE 01 \ • l£s [ 2f-E 21TE 03 04 \ 320.00 ; 15^S” 15-S 21-E” j-oa “oo 32*000’ i*Ts “7 : ^o 11 eToTooi “l5-S 13 1282 68; 15-S ___g— ; 22 880.<xT “15-S ‘ “64 0.00 i 15-S 72O06 15-S i , i44Q.00J [1] 320.00 f 1 j 240^001 i 1 T5-S^[ “Y STATE W NM i INM 1 nm NM NM “ INM ;NM NM , iNM LANDS i ;s/2 i :nm IN/2 :NM i S/2 S/2 LAND# LEASE NAME LESSOR LESSEE DATE NM ‘fLols 1-4; E/2; EI2WK 1/4 —— — 01397A Chaves 1 Chaves 1 Chaves i ; Chaves i : Chaves ‘STNMVA-2fl24-1 . Slate of New Mexico Douglas W. Ferguson 03/01/2003 . —— —— —— 03/01/2003 01402A 01354A 01398A ST NM VA-2844-1 — Slate of New Mexico Douglas W. Ferguson 0.26250000 —— —— —— O.26250000 0726250000 0.26250000 6726250O0O O26250000 “0.26250000 :FEDNMNM-I08924 ; United Stales of Douglas W. Ferguson I 09/01/2002 | —— America i 03/01/2003 —— .Douglas W. Ferguson •STNMVA-2825-1 i Slate of New Mexico N/2 —— —— :s/2 lLots 1,2,3,4, S/2N/2, i ‘lots 1,2,3,4, S/2N/2, Lois 1,2, 3. &4^Si2l “S/2NE/4, SW/4,” N/2£ S/2NE/4; N72NW/4; W/2SW/4 jS/2NVW4;SW/4;W/2 All :W/2f SE/4SE/4 •NW74NE/4; S/2NW/4 W/2NE/4 “N/2NE/4TVW2 ;STNMVA-2845-1 State of New Mexico j G1403A ;FEDNMNM-109739 United Slates of America Douglas W. Ferguson | 03/01/2003 —— —— — Chaves Chaves 03/01/2003 •Chaves i 01390A Douglas W. Ferguson 03/01/2003 — —— — G1391A QI392A 01393A ;FEDNMNM-109740 iUnited Slates of America Douglas W. Ferguson — iFEDNMNM-109741 United States of America I Douglas W. . 03/01/2003 —— —— Ferguson — — r- SE/4 SW/4; 02625000O 0.2625“66o6 O262“50000 0^26250000 o262S0“000 0.2625DODO i j — - JFEDNMNM-109742 United Stales of America | Douglas W. 03/01/2003 .Chaves Chaves —— —— Ferguson i — — I 03/01/2003 i G1394A {FEDNMNM-109743 United Stales of America ‘Douglas W. Ferguson 03/01/2003 —— —— — G1395A iFEDNMNM-109744 United Slates of America ‘Douglas W. Ferguson Chaves — 15-S I 21-E 21-E S/2NE/4 ___ — i 21-E ;VW2E/2, W/Z 15-s ; 15-S ___ I l5-S * | i - 0I382A I i I 21 i E/2, E/2W/2 IS/2 — : Chaves -3 |NE/4,W/2S“e74 Chaves jSTNMVA-2767-1 i . Slate of New Mexico Douglas W. Ferguson : 02/01/2003 21-E —— —— —— —— zui. 21-E : 013B3A ISTNMVA-2770-1 Stale of New Mexico Douglas W. Ferguson 02/01/2003 —— —— —— —— — , Douglas W. NE/4NE/4, S/2NE/4, 01384A jSTNMVA-2771-1 Stale of New Mexico Ferguson 02/01/2003 Chaves • 15 N/2NW/4, E/2SE/4 260.00| —— —— —— —— —— —— —— —— —

DATE COUNTY STATE TWP SEC COG LAND ff LfcASfc NAMt LESSOR LESSEE i 1S-S ; RNG 22 LANDS GROSS ACRES INTEREST — 01385A STNMVA-2773-1 State of New Mexico -Douglas W. Ferguson 02/01/2003; Chaves iNM 21-E E/2E/2 16D.00 0.26250000 —— —— —— i | —— —— —— — — - 21-E 321.20 ’ 21-E Lots 1{<J0.07), 320M 02/01/2003 |Chaves :21-E 2(40.22), 3(40.38), 360.00 642.00 0.26250000 013B6A STNMVA-2790-1 State or New Mexico [Douglas W. Ferguson i NM 15-S I 02 4(40.53), S/2N/2 640.00 0.26250000 —— —— —— —— — — —— — — NM 15-S 15-S 15-S 01387A STNMVA-2794-1 State of New Mexico Douglas W. Ferguson 02/01/2003 jChaves “nm 15-S 15-S 16 20 S/2 SW/4NW/4, S/2 —— —— —— —— — 0.26250000 0.26250000 ‘“O26250000 0.26250000 0.2625Q06o 0.26250000 01388A 01342A 0.26250000 0I343A_ STNMVA-2795-1 State of New Mexico Douglas W. Ferguson 02/01/2003 iChaves I 0.26250000 —— —— —— — FEDNMNM-10SS87 United Slates of America Douglas W. Ferguson 09/01/2002 JChaves NM 21-E i 05 Lols1,2,3&4;S/2N/2;S/2 —— —— —— —— — —— 12 19 — 15 •FED NMNM-108888 :United States or Douglas W. Ferguson 09/01/2002 jChaves NM NM : 21-E ; 21-E All —— America —— —— Lote 1,273, & 47B2, —— E72W/2 All 642.76 01345A 09/01/2002 .Chaves 640.0? 168O00 0I355A FED NMNM-108890 ^United Slates or America Douglas W. Ferguson 09/01/2002 Chaves 880.00 320.00 —— —— — ;fednmnm-ios925 United Slates ol America Douglas W. Ferguson jNM i NM 15-S 15-S 22-E —— —— —— nvs — 15-S 15-S 15-S 15-S 15^5 Tss Hs-s l5-S 15-S 21 27 _ 23 33 22 “23 22-E 16 22-E 32 01061A JFEDNMNM-107499 United States of America Douglas W. Ferguson 11/01/2001 Chaves 22-E 16 21” W/2, S/2SE/4 —— —— —— —— — ; ; E/2, E/2NW/4, — SW/4NW/4, SW/4 Ail [r]SE/4SW/4 01396A i - | 22-€ — I 22-E 22-E “j-22-E FED NMNM-109745 United Stales of America i Douglas W. Ferguson ‘ 03/01/2003 ‘Chaves NM N/2 N/2, S/2S/2 —— —— —— NM E/2. E/2W/2, NW/4NW/4, SW/4SW/4 S/2 S/2 N/2 NE/4, N/2 SE/4 S/2 N/2, N/2 S/2 : O3/01/20O3 .Chaves i 01399A STNMVA-2B26-1 State or New Mexico : Douglas W. Ferguson i ‘• —— —— —— —— — 01400A 01404A STNMVA-2828-1 Slate ot New Mexico -Doulglas W. Ferguson 03/01/2003 ‘Chaves I NM “ 22-E 320.00 320.00 0.26250000 i i —— —— ; — —— _ 24O00 0.26250DO0 -— —— 320.00 0.26250000 32000 0.26250000 1242.60 O.26250000 :STNMVA-2846-1 Stale of New Mexico I Douglas W. Ferguson i : 03/01/2003 MM 22-E —— —— —— ;ChaveS .NM 22-E — 01405A ST NM VA-2847-1 I State of New Mexico lOoulgasW. Ferguson 03/01/2003 Chaves —— —— —— —— — ; 22-E j 22-E • NM ; 22-E 22 0140BA STNMVA-2848-1 Stale or New Mexico {Douglas W. Ferguson 03/01/2003 Chaves NM ; 22-E 20-E 32 —— —— —— —— — 01407A 01472A :STNMVA-2849- ; Slate of New Mexico DouglasW. Ferguson 03/01/2003 jChaves 15-S 15-S 15-S N/2 1 “FED NMNM-1 11517” —— —— OS/01/2004 jChaves Lols1,2,3&4;S/2N/2;S/2 i NE/4NE/4; S/2NE/4; | NW/4; S/2 Lots 1(27.47), 2(27.28), 3(27.08), 4(26.89), 5(40.00), 6(40.00), 7(40.00), 8(40.00) United Stales or America I .Caza Energy LLC NM 04 0.26250000 —— —— — — 01401A i i j 08 02 -— - .STNMVA-2829-1 I State of New Mexico Douglas W. Ferguson 03/01/2003 iChaves :NM 15-S 26B.72 0.26250000 —— i —— I —— —— — I : — ; —

1 DATE COUNTY iSTATE TWP RNG LANDS iGROSS iACRES : LANUff LEASE NAME LESSOR LESSEE I “ ; 16-S “2Q-£ = SEC All i 1280.00” COG INTEREST — oi&da” FED NMNM-108885 United States of Douglas W. Ferguson j 09/01/2002 Chaves NM j 13 i 0.26250000 —— America —— — j 14 0.26250000 —— ” 0.26^50000 02 0.262500000.26250000 0140BA 01409A I NM” NM .6-S 20-E .ATI i I —— —— i —— - STNMVA-2050-1 Stale of New Mexico Douglas W. Ferguson j 03/01/2003 ‘Chaves 16-S 20-E is/2 320.00 320-00. —— —— —— —— —— —— —— 1273.43J [j] I SrrNMVA-2flSM Slate or New Mexico Douglas W. Ferguson i 03/01/2003 .Chaves 16-S 17-S “ 20-E Xots 9(40.00), —— —— —— I —— 10(4D.OO), |11(40.OT). I I 12(40.00), 113(40.00), -— 14(40.00), 15(40.00), 16(40.00) [r]Lots 1,2, 3 & 4; NW/4; S/2 09/01/2002 -Chaves United States or i 0134IA FED NMNM-1C6B86 America Douglas W. Ferguson i NM NM 20-E ‘ 22 —— —— —— —— — —— — 0I389A 01598A 01675A 0167eA 0ilS1A’""' l G1346A — j 17-S Z0-E 27 ™23 j« t —— —— —— — — FED NMNM-10973B United States or Douglas W. Ferguson : 03/01/2003 :Chaves 17-S 17-S 20-E ‘All I 1280.00’ America —— 19-S —— ;ah t . 1 ‘N/2 I : 320.00J i i I 20-E 20E 26 _ — s 04 i : 04 ST NM V-7537 ; State or New Mexico Caza Energy LLC 09/01/2005 jChaves NM 0.26250000 —— —— —— —— NM O.26250000 0.26250000 0.26250000 0.26250000 0.26250000 ST NM V-7713 : Slate of New Mexico Caza Energy LLC 03/01/2006 jChaves 19-S 19-S 15-S 16-S 20-E 20-E 22-JE Lots 1-4: SB4NE/4 j 199.68 j —— —— —— —— 16-S —— 1 i ] “ 40.00‘. 40.00 ST NM V-7714 Stale or New Mexico Caza Energy LLC 03/01/2006 JChaves NM NE/4SE/4 ‘NW/4NW/4 —— —— —— —— — FED NMNM-108022 FED ‘United Slates or Douglas W. Ferguson 03/O1/20O2 :Eddy NM NM 27 i NMNM-l6B891 America —— —— NM ; 01 —— i 03 : United Slates or Douglas W. Ferguson “ 09/01/2002 Eddy 21-E E/2, NW/4, N/2SW/4, 1201.75 America —— —— —— SW/4SW/4 iLcrts 1 thru i —— 16 01347A — 21-E — — [FED NMNM-108392 United States of Douglas W. Ferguson : 09/01/2002 Eddy 16-S 16-S 21-E iLolsl thru 16, S/2 (All) 2246.86, America —— _i —— .Lots 1.3, 4, 8, —— t 9,12,13,14, ‘15,16, andS/2 (All) :All 21-E 04 —— — t 16-S 21-E 2I-E 09 i 1029.13; i —— — i j i - iFEDNMNM-109893 j.. . — i United Slates or ILots 1,3,4,5,6,9,13,16, 01343A i America Douglas W. Ferguson j 09/01/2002 Eddy NM 16-S 05 and :S/2 0.262500000.26250000 —— —— —— —— — —— — — 01349A I 16-S 2t-E 06 1013 2,3,4,5,6,7,10, 11, i i : —— —— 1 °[7] ‘12,13,14, 15, and : —— SE/4SW/41S^SE/ — 4 Lots 1-4; E/2-E/2W/2 FEDNMNM-1D3894 i United Stales of Douglas W. Ferguson 1 09/01/2002 j Eddy NM 16-S 21-E ‘ 21-E . 1129.22 —— America —— —— —— — — } i : 16-S =AI — —— —— — 013SDA 01351A IFEDNMNM-1D8B95 — United Slates of Douglas W. Ferguson ; 09/01/2002 lEdtfy NM 16-S 21-E i-[10] All 1280.00 0. 26250000 —— America —— —— 16-S —— 11 -— —— “026250000 j ‘• 21-E Ail — — —— — JFEDNMNM-10889& United States of Douglas W. Ferguson 09/01/2002 [Eddy NM 16-S 21-E 21^E ‘ 14 15 •Lots 1,2, 3, 4, 5, 6, , 1304.66J —— America —— —— —— 7and B, ;W/2 — —— i Lola 1,2, 3,4,W/2, SE/4 16-S I —— -

SEC 17 20 18 i TY-STATE “j 19 [nm" i 1 GROSS i J___LANDS ACRES DATE iCOUN ;nm TWP : RNG i oz i AH ‘“127098” ;Ti64732 LANU7? LtASE NAME LESSOR LESSEE • ” 16-S 16-S i 21-E 21-E ^ 02 Lois 1-4; N/2; SW/4 t > COG INTEREST — 01352A 013S3A FEDNMNM-108897 ; United Stales of America Douglas W. Ferguson 09/01/2002 iEddy 0.2625Q0OO —— t 09/01/2002 Eddy 0.262500G0 d\ 26250000 0^262500000.26250000 0.26250000 b26250000 0.26250000 0.26250000 02625000O _ 0.26“25000Q 0.26250000 0.26250000 1^26250000 O.26250000 0.26250000 • - FEDNMNM-108898 (United Stales of America Douglas W. Ferguson 16-S 16-S 21-E 21-E Lois 5, 6, 7. —— —— —— 16-S j 21-E 8,9,10,11,12, 13, 14, 16-S 16-S j i | 15, 16,17,18,19 and 20 16-S j 21-E 21-E Lots 4, 5, 6, 7, 16-S _ 21^E 8,9,10,11, 12, W-s i ^21-E 13,14,15, and 16, 16-S 16-S 21-E SE/4SW/4, S/2SE/4 21 IF 21-E | 2i"-E j-21-E 21-E I 21-E i [ i ‘ i i -— - — 01410A QI411A” .STNMVA-2874-1 jStale of New Mexico i Douglas W. Ferguson 04/01/2003; Eddy NM Lois 1(30.27), » 280.56 —— 1 I i ;nm 2(30.18), 3(30.10], 320.00 229.36 — -— nm 4(30.01), 5(40.00), : j 6(40.00), 7(40.00), 308TB2 :NM 8(40.00) 271.77 S/2 • 32O00 Lois 2(29.36), 320.00 5(40.00), 6(40.00), •” 320.00 7(40.00), 10(40.00) & : 320.00 11(40.00] 320.00 320.00 Tots 2(28.82)77(4000); 320.00 320.00. 8(40.00); 10(40.00); I1(40.0D); 12(40.00); 14(40.00); 15(40.00) Lois 1(28.57); 8(40.00); 9(40.00): 16(40.00; 17(1.60); 18(.60);NE/4SW/4; NCSE/4 ___ S/2 S/2 Lois9(4 0.00)f 10(40.00); 11(40.00); 12(40.00); 13(40.00); 14(40.00); 15(40.00); and 16(40.00) _ Nfc “ W/2 E/2 W/2 ST NM VA-2875-1 | State of New Mexico i Douglas W. Ferguson 04/01/2003 jEddy i —— —— 04/01/2003 iEddy — 04/01/2003 Eddy i 04 i T05 06 •Slate of New Mexico jDauglas W. Ferguson iT3 —16 0I412A iST NM VA-2B76-1 i i i : 01 — — —— — - 01413A 01414A |STNMVA-2877-f ; State or New Mexico iDougfas W. Ferguson —— —— — IST NM VA-2878-1 State or New Mexico Stale oF Douglas W. Fe/guson ‘ 04/01/2003-Eddy NM —— New Mexico —— 04/01/2003 ‘Eddy |NM ; ;NM NM “NM [r]NM 1 nm NM ‘ NM “NM 01415A STNMVA-2879-1 : Douglas W. Ferguson —— —— — 01416A 01417A .STNMVA-2880-1 Slate of New Mexico Douglas W. Ferguson 04/01/2003 -Eddy —— —— —— — STNMVA-2893-1 State of New Mexico {State of • Douglas W. Ferguson 04/01/2003 Eddy —— New Mexico —— 04/01/2003*1Eddy - Stale of New Mexico i ‘ 04701/2003;Edtfy” 04/01V2003 iEddy 03/01 /2003Eddy_ 01418A 01419A 01420A STNMVA-2894-1 : Douglas W. Ferguson 16-S —— —— — STNMVA-2895-1 Douglas W. Ferguson 16-S 13 —— —— —— i STNMVA-2896-1 iState of New Mexico i Douglas W. Ferguson 16-S —— —— —— — 0136BA STNMVA-2831-0 i Slate of New Mexico . Gaza Energy LLC 17-S 34 36 —— —— —— —— — 03/01/2003 Eddy 03/01/2003, Eddy 01369A STNMVA-2832-0 : Slate of New Mexico Caza Energy LLC : 17-S 21-E —— —— —— —— —— — 01370A STNMVA-2833-0 Stale of New Mexico Icaza Energy LLC i 17-S i 21-E 320.00, —— —— —— —— —— —— —

iGROSS ‘acres ” : 320.00J JTY’STATE 1 32000” “4O00l COW . RNG [ COG LAND* LEASE NAME jLESSOR LESSEE i DATE Eddy Eddy NM ; TWP 21-E SEC LANDS i 120.00; INTEREST — M i i 33 j 0.26250000 01376A 01-422A 17-S 17-S ;“32 6.262500O0 01530A ST NM VA-2S53-0 Stale of New Mexico Caza Energy LLC 03/01/2003 17-S_ J E/2 O.2625D000 —— —— —— —— — ST NM VA-2398-0 ‘ State of New Mexico Caza Energy LLC ; 04/0112003 ‘NM 21-E N/2 —— —— —— —— ; —— — - Kimmans, Loda A., Kimmons, LodaA.. etal Caza Energy LLC i • 12/07/2004 ;Eddy NM . 23-E 23-E All that part of el al —— —— j i — Ihe E/2NW/4, lying —— I East of the West ; 1 1 bank of (he main j ditch running North — and South through Ihe approximate center of the E/2NW/4 of said Section 32. — 01531A G1532A Seeley, Helen jSeeley, Helen Caza Energy LLC 12/07/20[wiEddy NM 17-S 29 S/2NW/4 Kathleen Kathteen —— —— — —— 30 — —— — Eddy 17-S 17-S 23-E SE/4NE/4 1 —— —— - Seeley, j Edward J. Seeley :Caza Energy LLC 12/07/2004 NM 23-E 29 SW/4 160.00 O.26250000 Edward[1] and IBarbara Kelly —— —— — 23-E 29 30 —— i — J., et al —— 23-E : 80.00 —— 1 01533A 01535A .Donaghe, Patty iDonaghe, Patty I jCaza Energy LLC 12/07/2004 iEddy NM 17-S 17-S NW/4NW/4 O.2625O0D0 i 17-S — NE/4NE/4 — [Weddige, Nadine, jWeddige, Nadine, et jCaza Energy LLC 12/08/2004 Eddy :nm I 23-E 31 SW/4SW/4 j 320.07; 0.262500000.26250000 el al al —— —— —— I — —— B0.00. —— —— — 80.00’ I” 56000; ’ 1720.00” i 320.00 ‘ 160.00, * 160.00J I 320.00J I • 17-S J23-E . 32 . ___. E/2SW/4; SJ2SE/4 — l’8-S —— . 32 — 32 28 : [26] 34 35 ._ 21 1 i i i 23-E i 23-E Lots3and4;Ne4SW/4 -— —— 23-E — 01535B 01535C 12/08/2004 01515A 01356A jWeddige, Billy iWeddige, Billy Caza Energy LLC i Eddy “Eddy Eddy Eddy •NM I 17-S &nb sp; S/2SE/4 —— —— —— — —— —— — :Ray, ‘Ray, Frances Weddige Caza Energy, LLC ; 12/08/2004 ‘NM 17-S E/2SW/4 0.26250000 Frances Weddige —— —— —— -— —— —— ™O2625000“0 i I - [STNMV-7H2 ISlale of New Mexico i Caza Energy LLC | 08/01/2004 ,NM 17-S 24-E E/2, NW/4, N/2SW/4 i i j —— —— I 18-5 1B-S —— — -— — — 18-S JFEDNMNM-1QS412 i United States of Caza Energy LLC j 12/01/2002 :NM 21-E 21-E S/2N/2, S/2 O.26250000 —— America —— -— —— 0.26250000 —— 0.26250000 0.26250000 0.26250000 “6726250000 0.26250000 0“l362A 01363A i 1 W/2NE/4, SE/4NE/4, i — W/2, SE/4 — j Eddy 21-E Air — 21-E — ‘STNMVA-2777-0 State of New Mexico j Caza Energy LLC j 02/01/2003 NM 18-S E/2 —— —— —— —— NM —— — STNMVA-28G0-0 {State of New Mexico Gaza Energy LLC I 02/01/2003 Eddy ia-s 21-E 21-E W/2W/2 i —— —— —— — - G1364A 01365A STNMVA-28G1-0 ‘State of New Mexico Caza Energy LLC ; 02/01/2003 Eddy .NM 18-S 22 S/2S/2 —— —— —— i —— -— —— — — - STNMVA-2B02-0 Isiale of New Mexico I Caza Energy LLC ; 02/01/2003 Eddy Eddy :NM 18- S 21-E 21-E 21-E ‘. [23] W/2 NGN/2 —— —— —— —— i ls:“s — - 160.00 i 26 ‘ 01366A STNMVA-2803-0 {State of New Mexico Caza Energy LLC 02/01/2003 jNM t 80.00: —— —— —— —— —— -— - 01367A STNMVA-2B04-G 1 State of New Mexico Caza Energy LLC 02/01/2003 jEddy jNM 18-S ; 30 E/ZSB4 —— —— —— —— —— -— —— —— —

GROSS ACRES i 1 449.76 i 1 i COG INTEREST I 0T2625M00 0.26250OO0 i 511.40 0.262500QO ’ 1 0.26250000 ; 0.2625000“0 491.80= O^625O0O0 i : 0.2625MO0 320.00; 026250000 i 0.262SOO“OQ 80.00| 320.00 0.2296B750 LANDS 276V15. 0.22966750 SEC :lots “j “320.00 0.22968750 '' 1(34.20), 2(33.02). i 0.2625000O 02 3(31,86), 4(30.63), 320.00 0.26250000 03 S/2N/2, N/2S/2 5B0.“48| 0.26250000 TWP 04 Lots 1(29.54), 480.27 160.00= i 0.26250000 13-S ___2(28.41), 3(27.29), 960.00 O.2625000O 18-S 31” 32 4(26.16), S/2N/2, ; 320.00: 026250000 LAND# LEASE NAME LESSOR LESSEE ‘ DATE i COUNTY STATE ia^s RNG “oT SW/4, Nf2SE/4 ^ 480.00f i O.05687500 — 01371A 01372ft STNMVA-2B36-0 Stale of New Mexico Caza Energy LLC 03/01/2003 j Eddy I ;nm 21-E —— —— —— —— —— — STNMVA-2B37-0 i State of New Mexico ‘ Caza Energy LLC | 03/01/2003 lEddy 1 NM 21-E —— —— —— 1 —— — Lots 1(24.94), 2(23.61), 3(22.29), 03/01/2003 [Eddy NM 4(20.96), S/2 N/2, 01373A State of New Mexico Caza Energy LLC ; | NM ‘NM :NM “ N/2SW/4, SW/4SW/4, 0I374A jSTNMVA-2838-0 I State of New Mexico Caza Energy LLC i i 1 {NM 21-E 21-E .N/2SE/4.SE/4SE/4 —— —— — ‘STNMVA-2839-0 ‘ O3/01/20O3 iEddy 18-S 18-S ;W/2 —— —— i IE/2NE/4 i :e/2 i 01377A 01378A iSTNMVA-2856-0 State of New Mexico | ;Caza Energy LLC 03/01/2003 Eddy 21-E —— —— —— —— — •ST NM VA-2857-0 iState of New Mexico ;Caza Energy LLC 03/01/2003 Eddy 18-S 21-E —— —— —— —— (8-5 “ — iLols 1(19.69); and JST NM VA-2899-0 State of New Mexico 2(1B.46); .S/2NE/4; 01423A l i iCaza Energy LLC 04/01/2003 Eddy 21-E “ 23-E SFJ4 —— — — —— —— — 31 25 14” 15 6T 03 23* 24 25 28 E/2 -S/2 33 ‘E/2SE/4 05” 06 09 SW/4NW/4; W/2SW/4; 011S3A :ST NM VA-2598 [State of New Mexico ;Caza Energy LLC i 05/01/2002: Eddy 1B-S 10 SB4SW/4 —— —— —— —— —— — :United 06/01/1997 Eddy :nm 18-S 01442A :FED NMNM-98794 Slates of America ‘Penwell Energy Inc. i NM “13-S 18-S 23-E —— —— —— —— — — 01477A ;FEDNMNM-1EK)529 United States of Costilla Energy Inc. 03/01/1998’Eddy 23-E 23-E America —— 23E 23-E 23-E 01478A 01461A .“NM NM 1B-S 18-S Lots 1. 2, 3, a 4, 18-S S/2N/2 =Lots 3 & 4; ts-s S/2NW/4; S/2 18-S 13-S 1B-S 18-S “*NW/4 All ;FEDNMNM-10953G United States ol Costilla Energy Inc. i 03/01/1998 -Eddy —— America —— — — FED NMNM-106900 United Slate of Devon Energy LP 09/01/2001 jEddy —— America Production Co. — —— — 01454A O1509A ‘FED NMNM-103842 United Stales of Gary Green 03/01/2000 Eddy NM 23-E 23-E America —— — — State of New Mexico N/2 E/2 N/2; N/2S/2 iST NM V-7097 Caza Energy LLC 07/01/2004-Eddy : :NM :nm 23-E —— —— —— 23-E 23-E 23-E 01511A ST NM V-7099 Stale of New Mexico Caza Energy LLC : 07/01/2004 Eddy —— —— —— —— — 01529A : Loya, Mercedes el si Loya, Mercedes, et al Caza Energy LLC | 11/16/2004 Eddy NM JVW2SW/4; SE/4SW/4 280.001 —— —— —— —— ” i : 18-S jSE/4 —— —— — McBrkJe Oil and Gas Corporation Bruce and Molly E. 24-E : 16O.00 j 01513A iMcBride Oil and Gas Caskey Caza Energy LLC j 07/15/2004 |Eddy NM 18-S “ 24-E 24-E ;SE/4 | 320.00 1 —— —— —— —— —— —— — 01514A 01487A ICaskey, Bruoe & Ma]]/ Caza Energy LLC i 07/01/2004 [Eddy i NM 18-S 18-S W2 —— —— —— : — NM ;FEDNMNM-33661 : United States of ;5un Oil Co. : 08/01/1976 |Eddy 27 SW/4SW/4 —— America i —— — — —— -

GROSS ACRES 641.60 281.81 i ___i ; 519.26 STATE TWP RNG : LAND# LEASE NAME LESSOR LESSEE DATE COUNTY NM 18-S , 1S-S” j 24-E 24-E SEC LANDS i COG —— —— — INTEREST — 01445A 01448A FEDNMNM-100825 Untied Stales of Penwell Energy Inc. 06/01/1998 Eddy 30 Lots 1,2,3 & 4; 026250000 —— America —— —— —— 31 E/2; E/2VW2 —— 03 — FED NMNM-100826 United Stales of Penwell Energy, Inc. j OB/01/1998 Eddy NM Lots 1 a 2: 0.262500000.26250000 —— America —— i —— — N/2NE/4; SW/4NE/4; —— — E/2NW/4 — JLots 1 & 2; S/2NE/4; SE/4 iLolsl &2;S/2NE/4; INW/4SE/4 SLols 1 & 2; S/2NE74; SE/4 Lots 1(40.21); 18-S | 2(40.18); 3(40.14); ia-s i and 4{40.11); United States of il-s j S/2N/2; N72SW/4; D1456A FED NMNM-103846 America Gary Green 03/01/2000 Eddy NM i te-s- 24-E SE/4 —— —— —— —— —— —— — I 24-E 04 i —— — - 01507A 01523A J. J- Steele J. J. Steele Ameristate | 05/08/19S6 jEddy NM 24-E 05 I 319.69] 0.21875000 Teslimentary Trust Teslrmerrtary Trust Exploration. L.L.C. i — —— 02 [1] 1 — —— —— —— — — STNMV-7154-1 Slate of New Mexico Doug J. Schutz 09/01/2004 Eddy NM NM 24-E 2T-E 560.64 j 0.26250000 —— —— —— 08/01/2004 —— — 0I51TA 01540A STNM V-7124 Stale of New Mexico Caza Energy LLC Eddy 18-S 29 E/2.NW/4 SE/4 NE/4 480.00’ 40.00 40.00 0.26250000 —— —— —— —— 18-S l8-S \ — NE/4NW/4 E/2NE/4 80.00 1&-S T 320.00j” 80.03; 16O00: FED NMNM-112391 United States of Caza Energy LLC I 01/01/2005 Eddy NM 24-E “24-E 31 O.26250000 —— America —— —— NM 33 33 O.2625000O —— 16 0.17500000 05 0.26250000 05 0.26250000 D. 16 “ 26250000 16 “ 16” OT2625000“0 21 0.26250000 02 01541A 01571A FED NMNM-112892 I United States of • Caza Energy LLC ‘ 01/01/2005 Eddy —— America —— —— — — STNMV-7368-0 Stale of New Mexico lYales Petroleum 04/01/2005 Eddy NM 24-E —— —— Corporation 03/01/2003 —— NM — —— NM NM NM “ 01375A 01379A 013B0A 0i36iA “ 21-E 21-E 21-E 01149A STNMVA-2840-0 State of New Mexico ,Caza Energy LLC j Eddy 19-S i 21-1- —— —— —— —— — STNMVA-2858-0 Slate of New Mexico jCaza Energy LLC ‘ 03/01/2003 Eddy Eddy 19-S Lot 1 (40.03), —— —— —— —— Eddy Eddy 19-S SE/4SE/4 ^I9-S 19-S — f£s ST NM VA-2859-0 ; Slate of New Mexico iCaza Energy LLC .03/01/2003 SW/4NE/4, SE/4NW/4, —— —— —— —— N/2SE/4 E/2 STNMVA-2861-0 [State of New Mexico jCaza Energy LLC 03/01/2003 320.00 —— —— —— — .STNMV-6571 State of New Mexico iCaza Energy LLC 03/01/2002 : NM 23-E 23^E 23-E N/2 320.00 320.00: —— —— —— 03/01/2002 NM 23-E S/2 W/2 LotsTfi 4rs72NW/4; S/2 SW/4; W/2SE/4 01150A :STNMV-6572 Istate of New Mexico Caza Energy LLC Eddy —— —— —— —— — 19-S 0.26250000 19-S : 0.26250“000 19-S 320.00-72O.00J “026250000 19-S 320.00T _O2625006 D1192A STNMVA-257S [State of New Mexico .Caza Energy LLC . 05/01/2002 Eddy NM 19-S 3“20jOO” 0 —— —— —— —— —— — Q1455A ‘FEDNMNM-I03843 . United States or Gary G reen , 03/01/2000^ Eddy NM America —— i i — i NM NM 23-E 01 i 23-E ; IT 1 23-E 1 •State of New Mexico 01474A .STNMV-7011 i Caza Energy LLC 03/01/2004 i Eddy I E/2 —— —— — —— —— — j State of New Mexico 05/01/2004 | Eddy Q1489A ISTNMV-7056 i Caza Energy LLC I W/2 —— —— — —— — — iUnited Slates of America 1 NM NM 24-E Lots1.2,3&4;S/2N/2;S 01519A iFEDNMNM-112246 i Caza Energy LLC 10/01/2004 JEddy NM 19-S 19-S 1 21-E 04 09 /2 639.88: i O.26250C000.26250000 —— —— — —— —— —— — 01522A NW/4, NE/4 SW/4, 28o.oo: 01666A STNMV-715B-1 •Stale of New Mexico Doug J. Schutz . 09/01/2004 Eddy S/2 SW/4 i —— —— —— —— —— — ISTNMV-7678-0 I {Slate of New Mexico Caza Energy LLC . 02/0»/2G06 Eddy 20-S 29 NE/4NW/4 40.oo; 0.26250000 —— —— —— , = ___—— — —— —— — —

COG INTEREST 0.14000000 0.22750000 0.22750000 O.2“2750000” 0.2275O000 0.22750000 0.22750000 “ O2275000“0 0.22750000 RNG 0.22750000 TY STATE 2lP= 022750000 Tim 23-E “(V26250000 DATE nm TWP 23l= [GROSS jACRES b.2625“0000 LANDS LEASE NAME LESSOR ‘LESSEE “03/01/2000 COUN1 NM = NM 20S 23-E SEC LANDS 1 880.391 056250000 O26250’000 —— — •Loll (40.39); 03 ___,, SE/4NE/4; jSE/4 ‘jAU -United Stales of 03 01560A FED NMNM-103645 America jEcho Production, Inc. Eddy 11” 11 “ —— —— —— —— — 20-S 20-S 320.681 20-S i 1 200.00, I 32ooo” 01561A 01562A United Stales of 09/01/2002 itols 3 & 4 (60.68); 01563A FED NMNM-10S940 America Daniel E. Gonzales 09/01/2002 Eddy S/2NW/4; SW/4 —— —— —— —— — FEDNMNM.10S941 .United Stales of :Daniel E. Gonzales Eddy :SE/4NE/4; SEW W/2 —— America —— — — FED NMNM-106942 [United Stales of Daniel E. Gonzales ‘ 09/01/2002 Eddy 20-S 20-S T23-E —— America —— i — —— - 280.00 i 1 01564A United States of \ 09/01/2002 j E/2W/2; SW/4NW/4; V 320.00 01565A ‘ FED NMNM-108943 America Daniel E. Gonzales 09/01/2002 Eddy jNM 23-E 12 12 .W/2SW/4 1 ‘ —— —— —— —— -— —— — FEDNMNM-108944 United States of Echo Production, Inc. Eddy Eddy nm 20-S 23-E 23-E |E72 —— America —— i 20^S 23l=” 23-E JNW/4 —— nm “nm" ‘ 20-S 23-E “ NM 20-S 23-E .Ail 20-S 23-E 21-E “ Ws 21-E :LotsT(4Q^03T 20-S 21-S artd2 [40.09); 21-S :S/2NE/4; SE/4NW/4; E/2SW/4; SE/4 Lots 1 (40.33); 2 (40.35); 3(40,37); and 4 (40.39); :S/2N/2;N/2S/2 : Lots 3(4034) and 4(40.38); ;S/2NW/4; SW/4 01566A 01567A FED NMNM-106945 United Slates of Daniel E. Gonzales ; 09/01/2002 13 160.001 640.0“6T —— America —— ; T4 01 —— “09/01/2002 04 02 ___ “0B “07 FED NMNM-108946 United Stales of Daniel E. Gonzales Eddy Eddy —— America — — United States of 921.561 01568A FED NMNM-109415 America Echo Production, Inc. : 12/01/2002 l —— —— —— —— —— - STNMVA-2576-l j -NM i STNMVA-2602-1 — 320.72 320.56” 630.98 151.08 640.00. 160.00- Dominion Oklahoma Texas Exploration and Production Dominion Oklahoma Texas ‘Exploration and Production 01569A Stale of New Mexico ;Caza Energy LLC 05/01/2002 Eddy —— —— — •Lots 1(40.26); and 2(40.30); iS/2NE/4; SE/4 JLots 1(40.13), 2(40.10), ‘3(40.06), 4(37.64). 5(37.66), 6(37.68), 7(37.69), S/2 NE/4, SE/4 NW/4, B2 SW/4, SE/4 Lois 1(37.72), 2(37.75), 01570A 01537A 3(37.79), 4(37.82) 0153BA State of New Mexico 05/01/2002 Eddy Eddy All iSE/4 —— — FED NMNM-112877 ; United States of 01/01/2005 i ‘NM —— America i — — i i — 21-S 14 —— 18 19 30 _3 31 36 . .___Eddy 21-S 21-S rTi-E” — ; NM 21-E :NE/4 160.00, — “22-E JLots 1(20.64)73£20.62X — 22>E” 4(20.92), E/2.E/2 W/2 SE/4 SE/4 -Lois 1(20.99), 2(21.04), 3(21.12), 4(21.17), E/2, E/2 W/2 E/2 FED NMNM-112880 I United Stales of Caza Energy LLC 01/01/2005 21-S 542.38; —— America —— —— 21-S — — i “b“l/01/2005 | 40.00 564.32 — 03/01/2006 |nm NM [United Steles of 22-E 01539A FED NMNM-112881 America i Caza Energy LLC Eddy 21-S 22-S 2T-E ” —— —— —— —— — 01677A STNMV-7715 State of New Mexico :Caza Energy LLC Eddy 320.00, —— —— —— —— —— —

GROSS COG ACRES , INTEREST LANDS 479.28 lots 1; 2; 0.26250000 3f^4;’s/2N/2; t TWP RNG SW/4 920.061 22-iT I T2-E NE/4NB4; S/2NE/4; D”^6250000 i SEC W/2; 320.00^ i 04 SEW O.2625DO00 LAND# LEASE NAME I LESSOR LESSEE : DATE COUNTY STATE 22-S j 22-E 21 E/2 3206<f —— —— — 0151BA j 10/01/2004 .Eddy NM FEDNMNM-112244 United States of jCaza Energy LLC —— America i —— - United States of 0I572A FED NMNM-113910 America JCaza Energy LLC i j 06/01/2005 Eddy NM —— —— —— —— — 22-S j 22-E 0I524A 23-S j 22-E 01525A i (0/01/20O4 23-S ‘ 22-E - STNMV-7131 State of New Mexico jCaza Energy LLC Eddy NM 02 N/2 —— —— —— —— -— S/2 STNMV-7192 Slate of New Mexico Caza Energy LLC 10/01/2004 |Eddy 1 NM 02 —— —— —— —— —— —